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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                          Event Reported): May 31, 2001




                          BALDWIN PIANO & ORGAN COMPANY
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             (Exact name of registrant as specified in its charter)

    Delaware                       0-14903                    31-1091812
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   (State or other               (Commission                 (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)



                   4680 Parkway Drive, Mason, Ohio 45010-5301
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (513)754-4500
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 4, 5, 6, 7 and 8 are not applicable and are omitted from this report.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  On May 31, 2001, the registrant, Baldwin Piano & Organ Company, and two of the registrant's wholly-owned subsidiaries, The Wurlitzer Company and Baldwin Trading Company (together with the registrant, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). Jointly Administered Case No. 01- 13951, United States Bankruptcy Court, Southern District of Ohio, Western Division. The Debtors are continuing in possession of their property and are operating and managing their businesses as debtors and debtors-in-possession, pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed, and no committee has yet been appointed or designated.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of the 4th day of June 2001.


                                        BALDWIN PIANO & ORGAN COMPANY



                                        By /s/ Robert J. Jones
                                           ----------------------
                                           Robert J. Jones
                                           Chief Executive Officer


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